UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

May 1, 2013

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
20301 Ventura Blvd, Suite 126 Woodland Hills, California 91364 (Address of Principal Executive Offices and zip code)

(800) 977-5255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 1, 2013, GrowLife, Inc. (the “Company”) entered into a Securities Purchase Agreement with Gemini Master Fund, Ltd. for the sale and purchase of an $280,000 of original issue discount secured 0% nonconvertible promissory note due October 31, 2013 (the “OID Note”) and a common stock purchase warrant (the “Investor Warrant”) to purchase 5,000,000 shares of the Company’s common stock with an exercise price of $0.05 per share (collectively the “Private Placement”). At closing, the Company received gross proceeds of $250,000 for the Private Placement. The proceeds from the Private Placement will be used for general working capital purposes. The foregoing description of the Securities Purchase Agreement is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.1 and incorporated herein by reference.

The Company’s obligations under the OID Note are secured by all of the personal property of the Company and each of its subsidiaries. Except for the original issue discount, the OID Note does not carry interest unless and until there is an event of default, in which case the outstanding balance would carry interest at 18% per annum. The Company can prepay the OID Note, in whole or in part, at any time without penalty. The foregoing description of the OID Note is qualified by reference to the complete terms of such OID Note, the form of which is included herewith as Exhibit 10.2 and incorporated herein by reference.

The Investor received the Investor Warrant entitling the Investor to purchase 5,000,000 shares of the Company’s common stock. The Investor Warrant has a term of 5 years and entitles the Investor to purchase one share of the Company’s common stock at an initial exercise price of $0.05 per share, subject to customary anti-dilution adjustments. The Investor Warrant permits a cashless exercise. The foregoing description of the Investor Warrant is qualified by reference to the complete terms of such Investor Warrant, the form of which is included herewith as Exhibit 10.3 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures made in Item 1.01, which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

See the disclosures made in Item 1.01, which are incorporated herein by reference. The Company’s securities were issued to an accredited investor in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D. The transaction did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Form of Securities Purchase Agreement, dated May 1, 2013.
Exhibit 10.2	Form of OID Secured Bridge Note
Exhibit 10.3	Form of Common Stock Purchase Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: May 3, 2013

By: /s/ Sterling C. Scott

Sterling C. Scott

Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 10.1	Form of Securities Purchase Agreement, dated May 1, 2013.
Exhibit 10.2	Form of OID Secured Bridge Note
Exhibit 10.3	Form of Common Stock Purchase Warrant